Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OneMedNet Corporation (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Robert Golden, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Date: April 15, 2025

By:	/s/ Robert Golden
Robert Golden
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)